UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2021

MOODY’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center at 250 Greenwich Street

New York, New York 10007

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 553-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MCO	New York Stock Exchange
1.75% Senior Notes Due 2027	MCO 27	New York Stock Exchange
0.950% Senior Notes Due 2030	MCO 30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 2.01	Completion of Acquisition or Disposition of Assets	3

ITEM 7.01	Regulation FD Disclosure	3

ITEM 9.01	Financial Statements and Exhibits	4

SIGNATURES		6

EXHIBIT 2.1

EXHIBIT 2.2

EXHIBIT 10.1

EXHIBIT 10.2

EXHIBIT 99.1

Item 2.01, “Completion of Acquisition or Disposition of Assets”

Completion of Acquisition

On September 15, 2021 (the “Completion Date”), Moody’s Analytics, Inc., a Delaware corporation and wholly owned subsidiary of Moody’s Corporation (the “Registrant”, and together with such subsidiary, “Moody’s”), completed the previously announced acquisition (the “Acquisition”) of DMG US Investments, Inc., a Delaware corporation (the “Transferred US Entity”), pursuant to the Purchase Agreement, dated August 5, 2021, as amended by the Amendment No. 1 to Purchase Agreement, dated as of September 15, 2021, by and among Moody’s Analytics, Inc., Daily Mail and General Trust plc, (“Parent”), DMG Atlantic Ltd (“UK Seller”), and the Transferred US Entity (as amended, the “Purchase Agreement”). Concurrently with the completion of the Acquisition, Moody’s Group Cyprus Ltd., a Cyprus company and wholly owned subsidiary of the Registrant, completed the acquisition of all of the outstanding ownership interests of RMS Risk Management Solutions India Private Ltd, a private limited company organized under the laws of India (“India Sub”) pursuant to a Share Purchase Agreement dated September 15, 2021 (“India Purchase Agreement”).

Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Moody’s acquired all of the issued and outstanding common shares of the Transferred US Entity for a purchase price of £1.4 billion (the “US Entity Purchase Price”). The US Entity Purchase Price is subject to adjustments pursuant to the terms of the Purchase Agreement.

Pursuant to the terms and subject to the conditions set forth in the India Purchase Agreement, Moody’s acquired all of the issued and outstanding common shares of India Sub for a purchase price of US $49 million (the “India Purchase Price”). The India Purchase Price is subject to adjustments pursuant to the terms of the India Purchase Agreement.

The foregoing description of the Purchase Agreement and the India Purchase Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, dated August 5, 2021, and the form of India Purchase Agreement, copies of which were filed as Exhibit 2.1 to Moody’s Current Report on Form 8-K dated August 5, 2021, and the Amendment No. 1 to Purchase Agreement, dated as of September 15, 2021, a copy of which is filed as Exhibit 2.2, hereto, each of which is incorporated herein by reference.

Tax Matters Agreement

In connection with the Purchase Agreement, Moody’s Analytics, Inc. entered into a Tax Matters Agreement, dated August 5, 2021, as amended by the Amendment No. 1 to Tax Matters Agreement, dated as of September 15, 2021 (as amended, the “Tax Matters Agreement”), with Parent and UK Seller. The Tax Matters Agreement sets forth the rights and obligations of the parties with respect to certain pre-closing tax matters, including, among other things: (i) preparation of pre-closing tax returns, (ii) certain tax elections to be made by the Transferred U.S. Entity and UK Seller, (iii) intended tax treatment of certain transactions, (iv) calculation of and responsibility for certain pre-closing taxes, (v) tax proceedings, (vi) purchase price allocation, and (vii) certain pre-closing equity transfers.

The foregoing description of the Tax Matters Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the Tax Matters Agreement, dated August 5, 2021, a copy of which was filed as Exhibit 10.1 to Moody’s Current Report on Form 8-K dated August 5, 2021, and the Amendment No. 1 to Tax Matters Agreement, dated as of September 15, 2021, a copy of which is filed as Exhibit 10.2, hereto, each of which is incorporated herein by reference.

Item 7.01, “Regulation FD Disclosure”

Attached hereto as Exhibit 99.1 is a press release of the Registrant, dated September 15, 2021, announcing the completion of the Acquisition.

The information in this Item 7.01 is being furnished and shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1*	Purchase Agreement, dated as of August 5, 2021, among Moody’s Analytics, Inc., Daily Mail and General Trust plc, DMG Atlantic Ltd, and DMG US Investments, Inc. (Filed as Exhibit 2.1 to Moody’s Corporation’s Current Report on Form 8-K filed August 5, 2021 and incorporated by reference herein).

2.2	Amendment No.1 to Purchase Agreement, dated as of September 15, 2021, among Moody’s Analytics, Inc., Daily Mail and General Trust plc, DMG Atlantic Ltd, and DMG US Investments, Inc.

10.1*	Tax Matters Agreement, dated as of August 5, 2021, among Moody’s Analytics, Inc., Daily Mail and General Trust plc and DMG Atlantic Ltd. (Filed as Exhibit 10.1 to Moody’s Corporation’s Current Report on Form 8-K filed August 5, 2021 and incorporated by reference herein).

10.2	Amendment No.1 to Tax Matters Agreement, dated as of September 15, 2021, among Moody’s Analytics, Inc., Daily Mail and General Trust plc and DMG Atlantic Ltd.

99.1	Press release of Moody’s Corporation, dated September 15, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Previously filed.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this document are forward-looking statements and are based on future expectations, plans and prospects for Moody’s business and operations that involve a number of risks and uncertainties. The forward-looking statements in this document are made as of the date hereof, and Moody’s disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Moody’s is identifying certain factors that could cause actual results to differ, perhaps materially, from those indicated by these forward-looking statements. Those factors, risks and uncertainties include, but are not limited to, (i) as it relates to the transaction: not incurring any unforeseen, but significant liabilities; risks relating to the integration of the Sellers’ operations, products and employees into Moody’s and the possibility that anticipated synergies and other benefits of the acquisition will not be realized in the amounts anticipated or will not be realized within the expected timeframe; risks that the acquisition could have an adverse effect on the business of the Sellers or their prospects, including, without limitation, on relationships with vendors, suppliers or customers; claims made, from time to time, by vendors, suppliers or customers; changes in US, India or global marketplaces that have an adverse effect on the business of the Sellers; the outcome of legal proceedings if any which may arise following the announcement of the acquisition; any meaningful changes in the credit markets to the extent that they increase the cost of financing for the transaction; and the ability of the Sellers to comply successfully with the various governmental regulations applicable to their business, as they exist from time to time, and the risk of any failure relating thereto; and (ii) as it relates to Moody’s generally: the impact of COVID-19 on volatility in the U.S. and world financial markets, on general economic conditions and GDP in the U.S. and worldwide, and on the Moody’s own operations and personnel; future world-wide credit market disruptions or economic slowdowns, which could affect the volume of debt and other securities issued in domestic and/or global capital markets; other matters that could affect the volume of debt and other securities issued in domestic and/or global capital markets, including regulation, credit quality concerns, changes in interest rates and other volatility in the financial markets such as that due to Brexit and uncertainty as companies transition away from LIBOR; the level of merger and acquisition activity in the U.S. and abroad; the uncertain effectiveness and possible collateral consequences of U.S. and foreign government actions affecting credit markets, international trade and economic policy, including those related to tariffs, tax agreements and trade barriers; concerns in the marketplace affecting our credibility or otherwise affecting market perceptions of the integrity or utility of independent credit agency ratings; the introduction of competing products or technologies by other companies; pricing pressure from competitors and/or customers; the level of success of new product development and global expansion; the impact of regulation as an NRSRO, the potential for new U.S., state and local legislation and regulations; the potential for increased competition and regulation in the EU and other foreign jurisdictions; exposure to litigation related to our rating opinions, as well as any other litigation, government and regulatory proceedings, investigations and inquiries to which Moody’s may be subject from time to time; provisions in U.S. legislation modifying the pleading standards and EU regulations modifying the liability standards, applicable to credit rating agencies in a manner adverse to credit rating agencies; provisions of EU regulations imposing additional procedural and substantive requirements on the pricing of services and the expansion of supervisory remit to include non-EU ratings used for regulatory purposes; the possible loss of key employees; failures or malfunctions of our operations and infrastructure; any vulnerabilities to cyber threats or other cybersecurity concerns; the outcome of any review by controlling tax authorities of Moody’s global tax planning initiatives; exposure to potential criminal sanctions or civil remedies if Moody’s fails to comply with foreign and U.S. laws and regulations that are applicable in the jurisdictions in which Moody’s operates, including data protection and privacy laws, sanctions laws, anti-corruption laws, and local laws prohibiting corrupt payments to government officials; the impact of mergers, acquisitions or other business combinations and the ability of Moody’s to successfully integrate acquired businesses; currency and foreign exchange volatility; the level of future cash flows; the levels of capital investments; and a decline in the demand for credit risk management tools by financial institutions. These factors, risks and uncertainties as well as other risks and uncertainties that could cause Moody’s actual results to differ materially from those contemplated, expressed, projected, anticipated or implied in the forward-looking statements are currently, or in the future could be, amplified by the COVID-19 outbreak, and are described in greater detail under “Risk Factors” in Part I, Item 1A of Moody’s annual report on Form 10-K for the year ended December 31, 2020, and in other filings made by Moody’s from time to time with the SEC or in materials incorporated herein or therein. Stockholders and investors are cautioned that the occurrence of any of these factors, risks and uncertainties may cause Moody’s actual results to differ materially from those contemplated, expressed, projected, anticipated or implied in the forward-looking statements, which could have a material and adverse effect on Moody’s business, results of operations and financial condition. New factors may emerge from time to time, and it is not possible for Moody’s to predict new factors, nor can Moody’s assess the potential effect of any new factors on it.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY’S CORPORATION

By:	/s/ Elizabeth M. McCarroll
Elizabeth M. McCarroll
Corporate Secretary and Associate General Counsel

Date: September 15, 2021